ASSETS AND LIABILITIES HELD FOR SALE	12 Months Ended
Dec. 31, 2025
ASSETS AND LIABILITIES HELD FOR SALE
ASSETS AND LIABILITIES HELD FOR SALE

8.ASSETS AND LIABILITIES HELD FOR SALE

In the fourth quarter of 2023, the Group committed to a plan to sell certain lease-and-owned hotels (the “disposal group”) included in legacy DH. In February 2024, the Group entered into a Share and Asset Purchase and Transfer Agreement with an unaffiliated third party, and the transaction was expected to be closed in 2024, subject to certain customary closing conditions. As of December 31, 2024, the Group remained actively pursuing the sale of the business, with the transaction expected to be completed in phases throughout 2025. According to the amendment signed in early 2025, two tranches were successively completed in 2025. Further negotiations for the residual tranche are anticipated in 2026, with the Group’s ongoing commitment to advancing the disposal. For the year ended December 31, 2024 and 2025, impairments of RMB27 and RMB13, respectively, were recorded as the fair value of certain assets fell below their carrying value.

The total assets and liabilities of the disposal group that were classified as held for sale on the Group’s consolidated balance sheet as of December 31, 2024 and 2025, were as follows:

	As of December 31,
	2024	2025
Assets held for sale:
Cash and cash equivalents and restricted cash	8	0
Property and equipment, net	82	17
Operating lease right-of-use assets	1,732	552
Finance lease right-of-use assets	67	70
Other assets	52	30
Total	1,941	669

Liabilities held for sale:
Accrued expenses and other current liabilities	62	39
Operating lease liabilities, current	69	21
Operating lease liabilities, non-current	1,785	510
Finance lease liabilities	71	74
Other liabilities	97	27
Total	2,084	671